Exhibit 10(bm)(1)

                                                                       EXHIBIT B
                                                                              TO
                                                              EXCHANGE AGREEMENT


                    REGISTRATION RIGHTS AGREEMENT RELATING TO
                               EXCHANGE AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 21, 2002 (this "Agreement"), is made by and between NCT GROUP, INC., a Delaware corporation, with headquarters located at 20 Ketchum Street, Westport, CT 06880 (the "Company"), and CRAMMER ROAD LLC, a Cayman Islands limited liability company, with headquarters at Bay Road, Grand Cayman (the "Initial Investor")


                              W I T N E S S E T H:

     WHEREAS, upon the terms and subject to the conditions of the Exchange Agreement, dated as of June 21, 2002, between the Initial Investor and the Company (the "Exchange Agreement;" capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Exchange Agreement), the Company has agreed to issue and sell to the Initial Investor the Preferred Stock; and

     WHEREAS, the Series H Preferred Stock is convertible into shares of Common Stock (the "Shares"); which term, for purposes of this Agreement, shall include shares of Common Stock of the Company issuable in lieu of accrued dividends on the Preferred Stock upon the terms and subject to the conditions contained in the Certificate of Designation and the Exchange Agreement; and

     WHEREAS, to induce the Initial Investor to execute and deliver the Exchange Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     (a) "Effective Date" means the date the SEC declares a Registration Statement covering Registrable Securities and otherwise meeting the conditions set forth herein to be effective.

     (b) "Held Shares Value" means, for Registrable Securities acquired by the Investor upon a conversion of Preferred Stock within the thirty (30) days preceding the Restricted Sale Date, but not yet sold by the Investor, the product of (a) the Shares issued and (b) the Closing Price of the Company"s Common Stock on the day prior to each Computation Date provided, however, that if the Investor effected more than one such conversion during such thirty (30) day period and sold less than all of such shares, the sold shares shall be deemed to be derived first from the conversions in the sequence of such conversions (that is, for example, until the number of shares from the first of such conversions have been sold, all shares shall be deemed to be from the first conversion; thereafter, from the second conversion until all such shares are sold).

     (c) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof and who holds Preferred Stock or Registrable Securities.

     (d) "Periodic Amount Shares" means shares of Common Stock issuable in payment of any Periodic Amount due, asdefined Section 2(b) below.

     (e) "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by a determination in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time; in each case where such determination is accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

     (f) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the Securities and Exchange Commission (the "SEC").

     (g) "Registrable Securities" means the Shares.

     (h) "Registration Statement" means a registration statement of the Company under the Securities Act covering Registrable Securities on Form S-3, if the Company is then eligible to file using such form, and if not eligible, on Form S-1 or other appropriate form, and any prospectus included therein (a " Prospectus").

     (i) "Required Effective Date" means the relevant Initial Required Effective Date or Increased Required Effective Date (as those terms are defined below).

     (j) "Restricted Sale Date" means the first date, other than a date during a Permitted Suspension Period (as defined below), on which the Investor is restricted from making sales of Registrable Securities covered by any previously effective Registration Statement.

     (k) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Exchange Agreement.

     2. Registration.

     (a) Mandatory Registration.

     (i) The Company shall prepare and file with the SEC, as soon as possible after the Closing Date but no later than fifteen (15) days after the effective date of the Registration Statement filed under File No. 333-60574 (the "Required Filing Date"), either a Registration Statement or an amendment to an existing Registration Statement, in either event registering for resale by the Investor a sufficient number of shares of Common Stock for the Initial Investor to sell the Registrable Securities, but in no event less than the number of shares equal to one hundred and fifty percent (150%) of the number of Shares into which the Preferred Stock and all accrued dividends thereon for three (3) years from the issue date would be convertible at the time of filing of such Registration Statement (assuming for such purposes that all Preferred Stock had been issued, had been eligible to be converted, and had been converted, into Shares and that all dividends thereon had accrued for 3 years, in each case in accordance with the terms of the Exchange Agreement and of the Certificate of Designation of the Preferred Stock, whether or not such issuance, eligibility, accrual of dividends or conversion had in fact occurred as of such date). The Registration Statement
(W) shall include only the  Registrable  Securities,  the  Securities  listed on
Schedule 5 (b), and with the prior written consent of the Investor, which shall not be unreasonably withheld, up to 10,000,000 additional shares of Common Stock, and (X) shall also state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock, or upon the issuance of shares in payment of accrued dividends, to prevent dilution resulting from stock splits, or stock dividends. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective on a date (the "Initial Required Effective Date") which is no later than the earlier of (X) five (5) days after oral or written notice by the SEC that it may be declared effective,(Y) sixty (60) days after the Required Filing Date or (Z) 150 days after the date hereof.

     (ii) If at any time (an "Increased Registered Shares Date"), the number of shares of Common Stock represented by the Registrable Shares, issued or required to be issued as contemplated by the Transaction Documents, exceeds the aggregate number of shares of Common Stock then registered, the Company shall either

     (X) amend the relevant Registration Statement filed by the Company pursuant to the preceding provisions of this Section 2, if such Registration Statement has not been declared effective by the SEC at that time, to register, in the aggregate, at least the number of shares (the "Increased Shares Amount") equal to (A) the number of shares theretofore issued on conversion of the Preferred Stock (including any dividends paid on conversion by the issuance of Shares), plus (B)one hundred and fifty percent (150%) of the number of shares into which the unconverted Preferred Stock and all dividends thereon through the third anniversary of their respective issuances would be convertible at the date of such filing (assuming for such purposes that all such Preferred Stock had been issued, had been eligible to be converted, and had been converted, into Shares in accordance with their terms, whether or not such issuance, eligibility, accrual of dividend, or conversion had in fact occurred as of such date), or

     (Y) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement (an "Additional Registration Statement") to register the number of shares equal to the excess of the Increased Shares Amount over the aggregate number of shares of Common Stock already registered.

The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective on a date (each, an "Increased Required
Effective  Date")  which is no later  than (Q) with  respect  to a  Registration
Statement under clause (X) of this subparagraph (ii), the Initial Required Effective Date and (R) with respect to an Additional Registration Statement, the earlier of (I) five (5) days after notice by the SEC that it may be declared effective or (II) thirty (30) days after the Increased Registered Shares Date.

     (b) Payments by the Company.

     (i) If the Registration Statement covering the Registrable Securities is not filed in proper form with the SEC by the Required Filing Date, the Company will make payment to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

     (ii) If the Registration Statement covering the Registrable Securities is not effective by the relevant Required Effective Date or if there is a Restricted Sale Date, then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

     (iii) The amount (the "Periodic Amount") to be paid by the Company to the Initial Investor shall be determined as of each Computation Date (as defined below) and such amount shall be equal to the Periodic Amount Percentage (as defined below) of the stated value of Preferred Stock for the period from the date following the relevant Required Filing Date or the Required Effective Date or a Restricted Sale Date, as the case may be, to the first relevant Computation Date, and thereafter to each subsequent Computation Date. The "Periodic Amount Percentage" means two percent (2%) of the stated value of all Preferred Stock for each Computation Date after the relevant Required Filing Date, Required Effective Date or Restricted Sale Date, as the case may be (prorated on a daily basis if such period is less than thirty (30) days). Anything in the preceding provisions of this paragraph (iii) to the contrary notwithstanding, after the relevant Effective Date, the stated value shall be deemed to refer to the sum of
(X) the stated value of all Preferred Stock not yet converted and (Y) the Held Shares Value. By way of illustration and not in limitation of the foregoing, if the Registration Statement is filed on or before the Required Filing Date, but is not declared effective until seventy-five (75) days after the Initial Required Registration Date, the Periodic Amount will aggregate five percent (5%) of the stated value of the Preferred Stock (2% for days 1-30, plus 2% for days 31-60, plus 1% for days 61-75).

     (iv) Each Periodic Amount will be payable by the Company, except as provided in the other provisions of this subparagraph (iv), in cash or other immediately available funds to the Investor (1) on the day after the Required Filing Date, the Required Effective Date or a Restricted Sale Date, as the case may be, and (2) on the earlier of (A) each thirtieth day thereafter, (B) the third business day after the date the Registration Statement is filed or is declared effective, or (C) the third business day after the Registration Statement has its restrictions removed after the relevant Effective Date, in each case without requiring demand therefor by the Investor. Notwithstanding the provisions of the first sentence of this subparagraph (iv), at the option of the Company, if, but only if the Registration Statement is then currently effective, the Company will have the option until 90 days after the Required Effective Date, to pay all or any portion of the Periodic Amount by the issuance of additional shares of Common Stock to the Investor ("Periodic Amount Shares") in an amount equal to the Periodic Amount being paid thereby divided by the then applicable Conversion Price.

     (v) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement is not filed by the Required Filing Date or the Registration Statement has not been declared effective by a Required Effective Date, including if the right to sell Registrable Securities under a previously effective Registration Statement is suspended or the shares of the Company's stock are not listed on the Principal Market, may be difficult to ascertain. The parties agree that the Periodic Amounts represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

     (vi) "Computation Date" means (A) the date which is the earlier of (1) thirty (30) days after the Required Filing Date, any relevant Required Effective Date or a Restricted Sale Date, as the case may be, or (2) the date after the Required Filing Date, such Required Effective Date or Restricted Sale Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or is declared effective or has its restrictions removed or the shares of the Company's stock are listed on the Principal Market (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be, and (B) each date which is the earlier of
(1) thirty (30) days after the previous Computation Date or (2) the date after the previous Computation Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or is declared effective or has its restrictions removed or the shares of the Company's stock are listed on the Principal Market (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be.

     3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

     (a) Prepare and file with the SEC by the Required Filing Date a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times during the period (the
"Registration Period") continuing until the earlier of (i) the date when the Investor may sell all Registrable Securities under Rule 144(k) without volume or other restrictions or limits, or (ii) the date the Investor no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

     (c) Permit a single firm of counsel designated by the Initial Investor to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects; it being understood that such review and objections shall relate exclusively to matters in the Registration Statement or omitted therefrom affecting any or all the Exchange Agreement, Initial Investor and the Registrable Securities or compliance with the terms of this Agreement or the other Transaction Documents.

     (d) Notify each Investor, and such Investor's legal counsel identified to the Company (which, until further notice, shall be deemed to be Krieger & Prager, Attn: Samuel Krieger, Esq.; "Investor's Counsel") (and, in the case of
(i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one
(1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Investor); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Investor with copies of all intended written responses to the comments contemplated in clause
(C) of Section 3(d)(i) hereof not later than one (1) business day in advance of the filing of such responses with the SEC so that the Investor shall have the opportunity to comment thereon.

     (e) Furnish to Investor and Investor's Counsel, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary Prospectus and the Prospectus, each amendment or supplement thereto, all correspondence to, with, or from the SEC, and (ii) such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents, as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor;

     (f) Use all diligent efforts to (i) register and/or qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of the State of New York, if required (ii) prepare and file in such jurisdiction such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualification in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions: provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws or any then existing contracts;

     (g) As promptly as practicable after becoming aware thereof, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the Prospectus (included in the Registration Statement), as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

     (h) As promptly as practicable after becoming aware thereof, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

     (i) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investor in writing of the existence of a Potential Material Event, the Investor shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than two, five (5) day periods in the aggregate during any 12-month period ("Permitted Suspension Period") with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect, and provided further that the Company shall, if lawful to do so, provide the Investor with at least two (2) business days' notice of the existence (but not the substance) of a Potential Material Event.

     (j) Use its reasonable efforts to secure and maintain the listing of all the Registrable Securities covered by the Registration Statement on the OTC Bulletin Board.

     (k) Provide a transfer agent for the Registrable Securities (the "Transfer Agent") not later than the effective date of the Registration Statement;

     (l) Cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investor may reasonably request, and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the Transfer Agent for the Registrable Securities (with copies to the Investor whose Registrable Securities are included in such Registration Statement), if required or requested by the Transfer Agent, an appropriate instruction and opinion of such counsel; and

     (m) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12-month period, or any shorter period as is consistent with the requirements of Rule 158.

     (n) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

     4. Obligations of the Investor. In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to complete the Registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the Registration of such Registrable Securities and shall execute such documents in connection with such Registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least five (5) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company need not file the Registration Statement until receiving the response of such Non-Responsive Investor;

     (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

     (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or 3(h), above, such Investor will immediately, if required, discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(g) or 3(h).

     5. Expenses of Registration. (a) All reasonable expenses (other than underwriting discounts and commissions of the Investor) incurred in connection with Registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all Registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and a fee for a single counsel for the Investor equal to $3,500 for each Registration Statement covering the Registrable Securities, shall be borne by the Company.

     (b) Except as otherwise provided for in Schedule 5(b) hereto, the Company has not, as of the date hereof, nor shall the Company, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor in this Agreement or otherwise conflicts with the provisions hereof. Except as otherwise provided for in Schedule 5(b), and except for securities previously included in a registration statement filed with the SEC by the Company, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Except as otherwise provided for in this Section 5, and without limiting the generality of the foregoing, without the written consent of the Investors holding a majority of the Registrable Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Investor set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement and the other Transaction Documents.

     6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act") (each, an "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any Prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investor, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such Prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the Prospectus made available by the Company; (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or (IV) apply to the extent that such Losses are caused by, result from or arise out of any breach of this Agreement by the Investor or any intentionally wrongful or grossly negligent conduct by the Investor. Each Investor will indemnify the Company and its officers, directors and agents (each, an "Indemnified Party") against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, or arising out of or based upon a failure of the Investor to deliver or cause to be delivered the Prospectus made available by the Company, subject to such limitations and conditions as are applicable to the indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party and shall survive the offering and transfer of the Registrable Securities by the Investor pursuant to Section 9.

     (b) Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from indemnifying party who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. Reports under Exchange Act. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its reasonable best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

     (c) furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company solely if unavailable by Edgar, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

     (d) at the request of any Investor, give its Transfer Agent instructions (supported by an opinion of Company counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent's receipt from such Investor of:

     (i) a certificate (a "Rule 144 Certificate") certifying (A) that such Investor has held the shares of Registrable Securities which the Investor proposes to sell (the "Securities Being Sold") for a period of not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

     (B) an opinion of Investor's counsel, acceptable to the Company, that, based on the Rule 144 Certificate, the Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement, the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent's books and records (except to the extent any such legend or restriction results from facts other than the identity of the Investor, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Investor). If the Transfer Agent requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

     9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investor to any transferee of the Registrable Securities (or any unconverted Preferred Stock) only if: (a) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and
(ii) the securities with respect to which such registration rights are being transferred or assigned, (b) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is, subject to the terms of this Agreement and the other Transaction Documents, restricted under the Securities Act and applicable state securities laws, and
(c) at or before the time the Company received the written notice contemplated by clause (a) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(b) hereof arising from such delay.

     10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold eighty (80%) percent of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11. Miscellaneous.

     (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Exchange Agreement, (i) if to the Company or to the Initial Investor, to their respective address contemplated by the Exchange Agreement, and (ii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

     (e) The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Agreement or any of the other Transaction Documents.

     (f) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (g) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (h) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (i) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

     (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (k) The Company acknowledges that any failure by the Company to perform its obligations under Section 2(a) hereof, or any delay in such performance, could result in loss to the Investor, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

     (l) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the registration of the Common Stock issuable upon conversion of the Series H Preferred Stock.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written. COMPANY: NCT GROUP, INC.


                                         By: /s/ CY E. HAMMOND
                                             ---------------------------------
                                             Name:   Cy E. Hammond
                                             Title:  Senior Vice President
                                                     Chief Financial Officer


                                            CRAMMER ROAD LLC



                                         By: /s/ Arlene DeCastro & Tracy Primus
                                             ---------------------------------
                                             Name:   Navigator Management Ltd.
                                             Title:  Director

                                                                   SCHEDULE 5(b)
                                 NCT Group, Inc.
                      Common Stock Registration Obligations
                               As of June 30, 2002

                                                            No. Shares
                                                            ----------
Issued and Outstanding Shares                                4,991,041
Secured Convertible Notes (Salkind)                        112,261,346
Salkind Interest                                             4,747,211
Salkind Default Penalty                                     14,150,867
Salkind Warrants                                            25,554,310
Other Warrants                                              59,200,141
Options                                                     48,880,923
Theatre Radio Network                                        7,207,785
Midcore Look Back Shares                                    14,655,337
8% Convertible Note 3/14/01                                    346,123
Interest thereon                                                46,125
8% Convertible Notes 4/12/01                                   173,062
Interest thereon                                                20,587
NCT Group Promissory Note 3/11/02                            8,038,647
Interest thereon                                               195,570
NCT Preferred Stock Series H                               455,696,203
Preferred stock accretion                                   41,012,658

Pro Tech Preferred Stock Series A                              909,810
Pro Tech Preferred accretion                                    63,712
Pro Tech Preferred Stock Series B                            9,493,671
Pro Tech Preferred accretion                                   348,535

Artera Group Promissory Notes 1/9/01                        33,364,557
Interest thereon                                             4,831,919
Artera Group Promissory Notes 4/4/01                        15,506,329
Interest thereon                                             1,595,665
Artera Group Promissory Notes 5/25/01                        1,439,873
Interest thereon                                                98,937
Artera Group Promissory Notes 6/29/01                       20,569,620
Interest thereon                                             1,227,415
Artera Group Series A Preferred Stock                       70,364,557
Artera Group Preferred accretion                             3,763,058
Artera Group Promissory Note 1/10/02                        11,313,291
Interest thereon                                               424,016
                                                          -------------
       Total                                               972,492,902
                                                          =============

Notes:
------
- Excludes registration obligations under the Private Equity Credit Agreement to which this Registration Rights Agreement relates.
- Excludes shares covered on the NCT Group, Inc. registration statement currently pending before the Securities and Exchange Commission (Registration No. 333-60574).
- Excludes registration obligations under the April 12, 2001 Private Equity Credit Agreement between NCT Group, Inc. and Crammer Road LLC.
- Calculated based upon Friday, June 28, 2002 closing bid price of $0.079 in accordance with respective agreements (where applicable).